UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         June 23, 2003 (June 20, 2003)
                         -----------------------------
               Date of report (Date of earliest event reported)


                      Legend International Holdings, Inc.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

         000-32551                                       23-3067904
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  (Commission File Number)                   (IRS Employer Identification No.)

  2000 Hamilton Street, #520, Philadelphia, Pennsylvania       19130-3883
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        (Address of principal executive offices)               (Zip Code)

                                (215) 893-3662
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             (Registrant's Telephone Number, Including Area Code)



                                   FORM 8-K

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

$1 MILLION PRIVATE PLACEMENT OF CONVERTIBLE DEBENTURES.

       As previously reported in Legend International Holdings, Inc., a Delaware corporation (the "Company" or "Registrant"), Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, the Company had commenced in April 2003 a private placement of debentures in the total aggregate amount of $1,000,000. These debentures are 8% senior subordinated convertible debentures due March 31, 2004, and are convertible into restricted common stock of the Company at $0.10 per share. As of the date of this report, the Company had received $100,000 in the sale of these debentures to the president of the Company and a member of his family. The debentures were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, on the basis that the transactions did not involve a public offering. For a complete description of the debentures, see Form of 8% Senior Subordinated Convertible Debenture and Form of Notice of Conversion filed as Exhibits 4.1 and 4.2, respectively, to this Report and incorporated herein by reference.

APPLICATION FOR LISTING ON THE OVER-THE-COUNTER BULLETIN BOARD.

       The Company has located a market maker to file on its behalf a Form 211 in order for its common stock to be traded on the Over-the-Counter Bulletin Board ("OTCBB") of the National Association of Securities Dealers ("NASD"). The Company expects the Form 211 to be filed sometime during the third quarter of this year. The Company makes no assurances, however, that the market maker will file its Form 211 to the NASD or that the NASD will approve the application when filed or if approved, that its common stock will trade at a price indicative of what it believes its value to be.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The following documents are being filed herewith by the Registrant as exhibits to this Current Report on Form 8-K:

       Exhibit Number   Description
       --------------   ----------------------------------------------------
            4.1         Form of 8% Senior Subordinated Convertible Debenture
            4.2         Form of Notice of Conversion



                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEGEND INTERNATIONAL HOLDINGS, INC.


Date: June 23, 2003                         By:   /s/ Michael Tay
                                                -----------------------------
                                                  Michael Tay, President